Exhibit 99.1

One World. One KEMET KeyBanc Capital Markets Industrial, Automotive and Transportation Conference Presenters: Per Loof – Chief Executive Officer William M. Lowe – EVP and Chief Financial Officer May 31, 2012

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause the actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate; (ii) adverse economic conditions could cause the write down of long-lived assets or goodwill; (iii) an increase in the cost or a decrease in the availability of our principal raw materials; (iv) changes in the competitive environment; (v) uncertainty of the timing of customer product qualifications in heavily regulated industries; (vi) economic, political, or regulatory changes in the countries in which we operate; (vii) difficulties, delays or unexpected costs in completing the restructuring plan; (viii) equity method investments expose us to a variety of risks; (ix) acquisitions and other strategic transactions expose us to a variety of risks; (x) inability to attract, train and retain effective employees and management; (xi) inability to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) subject to international laws relating to trade, export controls and foreign corrupt practices; (xv) volatility of financial and credit markets affecting our access to capital; (xvi) needing to reduce the total costs of our products to remain competitive; (xvii) potential limitation on the use of net operating losses to offset possible future taxable income; (xviii) restrictions in our debt agreements that limit our flexibility in operating our business; and (xix) additional exercise of the warrant by K Equity which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions.

Company Overview 3 KEMET Laboratories was founded by Union Carbide in 1919 U.S. listed company since 1992 Global manufacturer of tantalum, ceramic, film, aluminum, electrolytic & paper capacitors Offers 95% of dielectric solutions 22 manufacturing locations in 10 countries Manufacturing facilities in Mexico, China, Indonesia, Europe and the United States 10,000 employees worldwide (March 31, 2012) USA: 600 – Mexico: 5,000 Asia: 2,500 – Europe: 1,900 Global sales force covering the Americas, EMEA and Asia Recognized as the “Easy-to-Buy-From” company

Business Segment Overview

The Capacitance Company
KEMET
CHARGED.

	Tantalum Business	Ceramic Business	Film & Electrolytic Business
Market Segment / Selected Application Detail	• Computer – Microprocessor Decoupling • Telecommunications – Transceiver Cards • Mobile Phones – Audio & Battery Backup • Gaming – Processor Decoupling • LCD TV – Video Converter • Automotive – Engine Control/Safety • Military/Aerospace – Avionics/Comm.	• Computer – Microprocessor Decoupling • Mobile Phones – General • Automotive – Infotainment/Driver Convenience • LCD TV/Gaming – General • Industrial Specialty – Oil Exploration • Military/Aerospace – Power Supply/Comm.	• Industrial – Motor Start & Drives • Automotive – HID Lighting/Engine Ctrl • Renewable Energy – Power Inverters • Industrial – Power Factor Correction • Consumer/Industrial – Power Supplies
Products			

4

One world. One KEMET.

Global Reach and Low Cost Production Base

The Capacitance Company
KEMET
CHARGED.

- KEMET's facilities in Mexico, China and other international locations are among the most cost efficient in the world
- The Company's manufacturing facilities also provide proximity to large and growing end markets

Customers continue the trend of relocating production facilities to Asia

Production Base



Northhampton, England
Suomussalmi, Finland
Granna, Sweden
Weymouth, United Kingdom
Farjestaden, Sweden
Knoxville, TN
Monghidoro, Italy
Landsberg, Germany
Sasso Marconi, Italy
Carson City, NV
Vergato, Italy
Kyustendil, Bulgaria
Suzhou, China (2)
Greenville, South Carolina
Anting, China
Matamoros, Mexico
Evora, Portugal
Nantong, China
Monterrey, Mexico (1)
Ciudad Victoria, Mexico
Batam, Indonesia

★ Headquarters and Manufacturing (1)
● Manufacturing (22)

(1) Includes two manufacturing facilities
(2) Includes three manufacturing facilities

Major Sales Locations

America's	Asia
Wilmington, MA	Beijing, China
West Chester, PA	Shanghai, China
Carmel, IN	Shenzhen, China
Shaumburg, IL	Taipei, Taiwan
Lake Mary, FL	Hong Kong
Ft Lauderdale, FL	Bangalore, India
Milpitas, CA	Singapore
Guadalajara, Mexico	Penang, Malaysia
	Seoul, South Korea

EMEA
Landsberg, Germany
Rome, Italy
Geneva, Switzerland
Madrid, Spain
Paris, France
Rainhill, UK
Coatbridge, UK
Bishop's Stortford, UK
Dortmund, Germany
Espoo, Finland

5

One world. One KEMET.

Market Overview

FY12 Revenue Segment FY12 Channel FY12 Region FY12 BG FY12

Strong Customer Relationships 8 KEMET’s emphasis on quality, diversified customer base and established industry presence spanning over ninety years creates advantages in meeting the needs of the OEM, EMS and Distribution channels Customer base includes nearly all of the world’s major electronics OEMs, EMS companies and ODMs Won multiple awards, including “Exceptional Sales Performance Award” for 2010 (Digi-Key), “Outstanding Performance Award” (Sanmina-SCI) and 2009 Innovision Award for Technology Development Extensive network of global Distribution partners Distribution EMS OEM

Alternative Energy Products & Facilities

GREEN ENERGY Potential Markets Hybrid/Electric Vehicles Wind Solar Thermal Tidal Storage Smart Grid Efficiency Electric Motors

GREEN ENERGY Customer Examples

Simpsonville, South Carolina – New Manufacturing Facility 12

Walking the Talk “Greening of Greenville” 13

Restructuring & Low-Cost Manufacturing in Europe

Skopje Macedonia Progress – May 2012 Construction 90% complete Main power connected 5/16. First Filter manufacturing line and materials on site 5/20. KEMET to take final possession of facility by 7/1 Film manufacturing line to be installed 2QFY13 Qualification and Production ramp to occur 3QFY13

Ground Breaking ~200 people Union and Political Leadership represented Consolidation of multiple facilities in Italy Pontecchio

Acquisition and Supply Chain Iniativies Film & Electrolytic Business Group

KFM Foil Facility – Knoxville, TN 18 Acquisition in June 2011 Foil Plant now fully integrated with KEMET Secured long-term supply of quality formed aluminum foil to support sustainable business growth Vertically integrated to assure long-term cost control and profitability

Acquisition and Supply Chain Iniativies Tantalum Business Group

Sourcing of Tantalum Ore - DRC First ore shipped from the DRC in September All activities consistent with current SEC Dodd-Frank Section 1502 KEMET publically commits to OECD Due Diligence Guidance pilot to improve guidance protocols for Conflict Minerals KEMET among leading companies to assure continuous improvements of quality of life in the DRC SEC Roundtable on 10/18 discusses Dodd-Frank Section 1502 in support of finalizing rule in the near future KEMET present at meeting Industry concerns regarding construction of rule discussed 20

Mechanized Mine Operations 21

Niotan Acquisition Leading manufacturer of Tantalum Powders Previously a supplier to KEMET Purchase price $75 million + $10 million in royalty payments $30 million at closing $45 million over thirty months Located in Carson City, Nevada Acquisition closed in March 2012 22

KEMET’s Tantalum Vertically Integrated Supply Chain Mine provides Ore KTaF converted to Ta Powder/Wire Ta Powder/Wire converts to Ta Capacitors Ore converted to KTaF

KEMET’s Complete Vertically Integrated Tantalum Supply Chain KEMET now has the ability to manufacture the majority of its tantalum powder requirements KEMET is the only completely vertically integrated tantalum capacitor manufacturer of any appreciable size in the world KEMET’s strategy delivers a stable supply chain allowing us to be a strategic supplier to our global accounts KEMET control of supply chain will allow for technology developed on customer and market needs FY 2013 reduction in raw material costs - $10-15 million FY 2014 reduction in raw material costs - $40 million

NEC TOKIN

INVESTMENT IN NEC TOKIN

The Capacitance Company KEMET CHARGED.

- KEMET announced on March 12, 2012 that it has entered into an agreement to acquire a 34% economic interest with a 51% voting interest in NEC TOKIN Corporation ("NEC TOKIN") and will receive two call options that, if exercised, will result in the acquisition of 100% of NEC TOKIN
- NEC TOKIN is currently a wholly-owned subsidiary of NEC Corporation
- NEC TOKIN manufactures tantalum and other capacitors, electro-magnetic materials, piezoelectric components, electro-mechanical devices and access devices
- Revenues for NEC TOKIN for the fiscal year ended March 31, 2011 was ¥64,770 million or approximately $755 million

One world. One KEMET.

INVESTMENT IN NEC TOKIN (cont.) Step 1 (signed) Step 2 (KEMET option) Step 3 (KEMET option) Date F1Q 2012 (1) Expires August 2014 Expires May 2018 Seller NEC TOKIN NEC TOKIN NEC Consideration $50mm $50mm Greater of 6x TTM EBITDA (2) or $250mm (3) Economic interest 34% 49% 100% Voting interest 51% 51% 100% Board representative KEMET (4); NEC (3) KEMET (4); NEC (3) NM KEMET accounting Equity Equity Consolidated (1) Target closing date. Step 3 consideration will, among other adjustments, be reduced by consideration previously paid in steps 1 and 2 and that NEC debt obligation will be cancelled / forgiven. Expected amount of balance due under NEC’s loan to NT. In the event that KEMET does not exercise both call options, and NEC instead exercises its put option, requiring KEMET to acquire all outstanding shares of NT, this loan will remain outstanding with NT, with a bullet maturity of May 31, 2018, and the cash component of the purchase price will be reduced by the amount of the assumed debt. (2) (3)

OVERVIEW OF NEC TOKIN Revenues by Segment ($mm) (FY 3/11) ¥64,770 million ~$755 million Access Device 5% Other, 2% Capacitor, 40% EM Device, 11% EMC, 35% Piezoelectric Device, 7%

Sendai Shiroishi Toyama NEC TOKIN MANUFACTURING LOCATIONS – JAPAN Xiamen, China Calamba, Phillipines Dong Nai, Vietnam Chachoengsao, Thailand

Financial Overview

Financial Profile Commentary Total Debt (1) and Total Cash (2) LTM Adjusted EBITDA LTM Revenue Note: Dollars in millions. Fiscal year ends March 31. Debt amounts represent face value of debt. Cash excludes long term restricted cash Adequate cash position to pay anticipated acquisition related payments Long term debt of $340 million matures in six years 31 $196 $207 $196 $163 $128 $0 $50 $100 $150 $200 $250 FQ4'11 FQ1'12 FQ2'12 FQ3'12 FQ4'12 $1,019 $1,065 $1,082 $1,036 $985 $0 $200 $400 $600 $800 $1,000 $1,200 FQ4'11 FQ1'12 FQ2'12 FQ3'12 FQ4'FY12 Tantalum Ceramic Film & Elect. $413 $333 $284 $278 $347 $81 $39 $79 $152 $211 $0 $100 $200 $300 $400 $500 FYE'08 FYE'09 FYE'10 FYE'11 FYE'12 Debt (1) Cash

Cash Position 32 $66.0 $117.5 $127.8 $152.1 $134.0 $127.2 $136.0 $210.5 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 Q1 FY11 Q2 FY11 Q3 FY11 Q4 FY11 Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Quarterly Cash Position (in millions)

Balance Sheet

The Capacitance Company KEMET CHARGED.

($ in millions)	3/31/2012
Assets	
Cash and cash equivalents	$ 210.5
Accounts receivable, net	105.0
Inventories, net	212.2
Prepaid expenses & other current assets	38.6
Total current assets	566.3
Property, plant and equipment, net	315.9
Goodwill	36.7
Intangible assets, net	41.5
Other assets	15.2
Total assets	**$ 975.6**

	3/31/2012
Liabilities & stockholders' equity	
Current portion of long-term debt	$ 2.0
Accounts payable	74.4
Accrued expenses and other payables	91.3
Total current liabilities	167.7
Long-term debt	345.4
Other non-current obligations	101.2
Deferred Income taxes	2.3
Total stockholders' equity	359.0
Total liabilities and stockholders' equity	**$ 975.6**

Metrics	
DSO (1)	45
Inventory turns (2)	3.5
DPO (3)	37
Working capital as a % of sales (4)	28.8%
Total debt/LTM Adjusted EBITDA (5)	2.7x

Debt Maturity Profile(6)



$400
$200
$0
$50
$340
2012
2013
2014
2015
2016
2017
2018
Revolver
10.5% Senior Notes

Notes:
(1) Days sales outstanding defined as latest period Accounts receivable, net balance divided by annualized latest quarter sales times 365.
(2) Inventory turns defined as annualized latest quarter Cost of sales divided by latest period inventory balance.
(3) Days payable outstanding defined as latest period Accounts payable balance divided by annualized latest quarter Cost of sales times 365.
(4) Defined as Accounts receivable, net + Inventories, net – Accounts payable, divided by annualized latest quarter sales.
(5) LTM Adjusted EBITDA of $128 million calculated for the twelve months ended March 2012. Total debt equals face value of total debt of $344 million.
(6) $50.0 million revolving credit facility represented by dotted line since it is currently undrawn. $340 million represents face value of 10.5% senior notes. Table excludes $3.8 million of other debt.

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One world. One KEMET.

FINANCIAL TARGETS Consolidated Gross Margin – 25% Operating Margin (EBIT) – 10% 34

Final Comments

KEMET Bottom Line When momentum hits, the strongest markets are anticipated to be many of those we are focused on: Alternative energy (Wind & Solar) Smart Grid (Smart Meters) Thin client computing (Ultrabooks) Cloud computing (Servers) Lighting (LED) Energy efficiency (Motor Drives) Energy exploration (Downhole Monitoring) Automotive (Hybrid and overall electronic content) Telecommunications (Infrastructure) Military (Smart Weapons)

One world. One KEMET. 37

Appendix GAAP to Non-GAAP Reconciliations

LTM Adjusted EBITDA Calculation 39 (Amounts in thousands) LTM FQ4'11 LTM FQ1'12 LTM FQ2'12 LTM FQ3'12 LTM FQ4'12 Net income 63,044 $ 114,992 $ 94,399 $ 39,461 $ 6,692 $ Adjustments: Income tax expense 2,704 3,160 4,614 6,108 1,752 Interest expense, net 29,957 29,877 29,878 29,124 28,392 Depreciation and amortization expense 52,932 49,581 47,301 45,013 44,124 Stock-based compensation expense 1,783 2,825 3,476 2,250 3,075 Restructuring charges 7,171 6,404 5,706 15,352 14,254 Registration related fees 1,531 1,735 1,812 862 281 ERP integration costs 1,915 2,840 4,383 5,593 7,707 Gain on licensing of patents (2,000) (2,000) - - - Net (gain) loss on sales and disposals of assets (1,261) (1,473) 257 237 318 Loss on early extinguishment of debt 38,248 - - - - Net foreign exchange (gain) loss (2,888) (4,283) (213) (1,695) 919 Inventory write downs 2,991 2,991 2,991 2,991 - Acquisition related fees - 610 610 610 1,476 Plant start-up costs - - 718 1,384 3,574 Write down of long-lived asssets - - - 15,786 15,786 Adjusted EBITDA 196,127 $ 207,259 $ 195,932 $ 163,076 $ 128,350 $

Adjusted Gross Margin Reconciliation to Gross Margin 40 ($ in thousands) FQ1'12 FQ2'12 FQ3'12 FQ4'12 Net sales 289,856 $ 265,514 $ 218,795 $ 210,668 $ Gross margin 79,352 $ 62,195 $ 40,490 $ 27,126 $ Adjustments: Stock-based compensation expense (recovery) 249 $ 206 $ (114) $ 458 $ Plant start-up costs - 718 666 2,190 Inventory write downs - - - - Adjusted gross margin 79,601 $ 63,119 $ 41,042 $ 29,774 $ Adjusted gross margin %  27.5% 23.8% 18.8% 14.1%

Adjusted EBITDA Reconciliation to Net Income (Loss) 41 (Amounts in thousands) FQ1'12 FQ2'12 FQ3'12 FQ4'12 Net income (loss) 31,849 $ 14,318 $ (27,771) $ (11,704) $ Adjustments: Income tax expense (benefit) 1,731 2,047 2,119 (4,145) Interest expense, net 7,357 7,251 6,974 6,810 Depreciation and amortization expense 11,159 11,852 10,373 10,740 Stock-based compensation expense (recovery) 1,191 984 (797) 1,697 Restructuring charges 1,025 1,605 10,748 876 Registration related fees 204 77 - - ERP integration costs 1,205 1,918 1,812 2,772 Gain on licensing of patents - - - Net (gain) loss on sales and disposals of assets 123 (40) 9 226 Loss on early extinguishment of debt - - - - Net foreign exchange (gain) loss (123) 1,391 303 (652) Inventory write downs - - - - Acquisition related fees 610 - - 866 Plant start-up costs - 718 666 2,190 Write down of long lived assets - - 15,786 - Adjusted EBITDA 56,331 $ 42,121 $ 20,222 $ 9,676 $

Adjusted Net Income Reconciliation to Net Income (Loss) 42 (Amounts in thousands, except per share data) FQ1'12 FQ2'12 FQ3'12 FQ4'12 Net income (loss) 31,849 $ 14,318 $ (27,771) $ (11,704) $ Adjustments: Amortization included in interest expense 1,044 1,012 847 696 Stock-based compensation expense (recovery) 1,191 984 (797) 1,697 Restructuring charges 1,025 1,605 10,748 876 Registration related fees 204 77 - - ERP integration costs 1,205 1,918 1,812 2,772 Net (gain) loss on sales and disposals of assets 123 (40) 9 226 Net foreign exchange (gain) loss (123) 1,391 303 (652) Acquisition related fees 610 - - 866 Plant start-up costs - 718 666 2,190 Write down of long-lived asssets - - 15,786 - Tax impact of adjustments and foreign tax law changes (159) 406 398 (3,991) Adjusted net income (loss) 36,969 $ 22,389 $ 2,001 $ (7,024) $ Adjusted net income per share: Basic 0.94 $ 0.50 $ 0.04 $ (0.16) $ Diluted 0.71 $ 0.43 $ 0.04 $ (0.16) $ Adjusted weighted average shares outstanding: Basic 39,452 44,370 44,644 44,662 Diluted 52,338 52,230 52,209 44,662

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations and believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted net income and Adjusted EPS Adjusted net income/loss and Adjusted EPS represent net income/loss and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income/loss and Adjusted EPS to evaluate the Company's operating performance and believes that Adjusted net income/loss and Adjusted EPS are useful to investors because they provide a supplemental way to possibly better understand the underlying operating performance of the Company. Adjusted net income/loss and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. 43

Non-GAAP Financial Measures (Cont’d) Adjusted EBITDA Adjusted EBITDA represents net income/loss before income tax expense, interest expense, net, and depreciation and amortization expense, adjusted to exclude the following: stock-based compensation expense/recovery, restructuring charges, registration related fees, ERP integration costs, gain on licensing of patents, net gain/loss on disposals of assets, loss on early extinguishment of debt, net foreign exchange gain/loss, inventory write downs, acquisition related fees, plant start-up costs and write down of long-lived assets. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 44

Non-GAAP Financial Measures (Cont’d) Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; it does not reflect changes in, or cash requirements for, our working capital needs; it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations; it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 45